UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 5, 2002

STAAR SURGICAL COMPANY
(Exact name of registrant as specified in its charter)

Delaware	0-11634	95-3797439
(State or other jurisdiction)	(Commission File Number)	(I.R.S. Employer
of incorporation or organization)		Identification No.)

1911 Walker Avenue, Monrovia, California		91016
(Address of principal executive offices)		(Zip Code)
(626) 303-7902
(Registrant’s telephone number, including area code)

Item 5.  Other Events and Regulation FD Disclosure

Settlement Between the Company and John R. Wolf

On December 5, 2002, the Company and John R. Wolf, the former Chief Executive Officer of the Company, dismissed all legal actions between them in the Los Angeles Superior Court, pursuant to a Settlement Agreement and Mutual General Release (the “Settlement Agreement”) dated November 12, 2002. A copy of the Settlement Agreement is attached to this Report as Exhibit 10.1 and is incorporated herein by this reference.

Item 7.  Financial Statements and Exhibits

(c)    Exhibits:

10.01	Settlement Agreement and Mutual General Release between John R. Wolf and the Company, dated November 12, 2002.

99.1	Press release dated December 6, 2002, entitled “ STAAR Surgical Company Settles Litigation with Former CEO John R. Wolf.”

Item 9.  Regulation FD Disclosure

On December 6, 2002, the Company published a press release concerning the settlement of all litigation with John R. Wolf. The text of the press release is attached to this Report as Exhibit 99.1, and is incorporated herein by this reference.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: December 6, 2002	STAAR SURGICAL COMPANY

	By:	/s/ John C. Bily
John C. Bily Chief Financial Officer

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